Exhibit 10.1

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment Agreement”) is made and entered into effective as of January 24, 2024 (the “Effective Date”) by and between BIGGER CAPITAL FUND, LP, in its individual capacity and as Agent for the Secured Parties (as defined below) (“Assignor”) and ADITXT, INC., a Delaware corporation (“Assignee”). Seller (as defined below) and each of the Secured Parties acknowledges and consents to this Assignment and all of its terms, the transactions herein contemplated and effected, as evidenced by their respective signatures below.

WHEREAS, Brain Scientific Inc., a Nevada corporation (“Brain”) issued a series of 10.0% Original Issue Discount Senior Secured Convertible Debentures on June 13, 2022, in the aggregate principal amount of $5,659,500 (the “Secured Debentures”) to the debtholders including Assignor that are set forth on Exhibit A hereto (the “Secured Parties”), which Secured Debentures were secured by, among other things, (i) that certain Security Agreement dated as of June 13, 2022 by and among Brain, Brainscientific Inc., a Nevada corporation (f/k/a/ Memory MD Inc.) (“Brainscientific”), Piezo Motion Corp., a Delaware corporation (“Piezo”), and the Secured Parties, pursuant to which the Secured Parties appointed Assignor as agent on behalf of the Secured Parties to act as specified therein (in such capacity, the “Agent”), and (ii) those certain Grants of Security Interests for Patents made by Brain, Brainscientific and Piezo respectively in favor of Assignor in its capacity as Agent, each effective as of May 18, 2023, pursuant to which Brain, Brainscientific and Piezo granted security interests in certain patents to Assignor in its capacity as Agent;

WHEREAS, in addition, Brain issued a series of 50.0% Original Issue Discount Senior Secured Convertible Debentures on March 14, 2023, in the aggregate principal amount of $400,000 to Assignor, District 2 Capital Fund LP and Walleye Opportunities Master Fund Ltd (the “2023 Debentures” and together with the Secured Debentures, the “Debentures”);

WHEREAS, Philip J. von Kahle (“Seller”), is the assignee of Brain, Brainscientific, Piezo and Discovery Technology International, Inc., a Delaware corporation (“Discovery”, and together with Brain, Brainscientific and Piezo, collectively, the “Companies”) under certain Assignments, each dated June 6, 2023, pursuant to Chapter 727, Florida Statutes (the “Assignments”);

WHEREAS, on June 15, 2023, Seller filed Petitions for Assignment for the Benefit of Creditors for each Company in the Circuit Court, Twelfth Judicial Circuit, in and for Sarasota County, Florida (the “Court”), and such cases are being administered under cases nos. 2023-CA-005049NC (for Brain), 2023-CA-005053NC (for Brainscientific), 2023-CA-005057NC (for Piezo) and 2023-CA-005056NC (for Discovery);

WHEREAS, Seller and Assignor in its individual capacity and in its capacity as the Agent (in such capacity, the “Buyer”) have entered into that certain Asset Purchase and Settlement Agreement dated October 31, 2023, a true and accurate copy of which is attached as Exhibit B hereto (the “Asset Purchase and Settlement Agreement”);

WHEREAS, in consideration of the issuance by Assignee of 6,000 shares of its Series B-1 Convertible Preferred Stock to the Secured Parties pursuant to and in accordance with a certain Securities Purchase Agreement to be entered into between Assignee and the Secured Parties as purchasers, in the form annexed hereto as Exhibit C (the “Aditxt SPA”), Assignor desires to assign its rights and obligations as Buyer under the Asset Purchase and Settlement Agreement to Assignee and Assignee desires to assume the rights and obligations of Assignor as Buyer under the Asset Purchase and Settlement Agreement; and

WHEREAS, Section 9.3 of the Asset Purchase and Settlement Agreement provides that the prior written consent of Seller is required to effect an assignment of Buyer’s rights and obligations thereunder.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:

1. Assignor hereby assigns, sets over and transfers to Assignee, without express or implied warranty or representation of any kind, and without recourse in any event, all of the Assignor’s right, title and interest in and to the Asset Purchase and Settlement Agreement in its capacity as the Buyer thereunder.

2. Assignee hereby accepts the assignment of the Asset Purchase and Settlement Agreement and hereby assumes all of the obligations, covenants and agreements on the part of the Buyer under the Asset Purchase and Settlement Agreement to be paid, performed or observed by the Buyer. Assignee shall hold harmless, indemnify, and defend Assignor against any and all claims, expenses and costs incurred by Assignor resulting from any default by Assignee in the performance of its obligations under the Asset Purchase and Settlement Agreement assumed hereunder.

3. This Assignment Agreement and the interpretation and enforcement thereof, shall be governed by the laws of the State of Delaware.

[Signature Pages Follow]

ASSIGNOR:

Bigger Capital Fund, LP, in its individual capacity and as Agent

By:	/s/ Michael Bigger
	Name:	Michael Bigger
	Title:	Managing Member of the GP

ASSIGNEE:

Aditxt, Inc.

By:	/s/ Amro Albanna
	Name:	Amro Albanna
	Title:	Chief Executive Officer

Acknowledged and Agreed:

SELLER:

/s/ Philip J. von Kahle
Philip J. von Kahle as Assignee for the Benefit of Creditors of the Companies
Date: January 24, 2024

[Signature Pages Continue]

[Signature Page to Assignment and Assumption Agreement]

Acknowledged and Agreed:

SECURED PARTIES:

Alpha Sherpa Capital Limited			District 2 Capital Fund LP

By:	/s/ Ludwig Donnert		By:	/s/ Michael Bigger
	Name:	Ludwig Donnert		Name:	Michael Bigger
	Title:	CEO		Title:	Managing Member of the GP

Walleye Opportunities Master Fund Ltd			Orca Capital GMBH

By:	/s/ William England		By:	/s/ Thomas Konig
	Name:	William England		Name:	Thomas Konig
	Title:	CEO of the Manager		Title:	Managing Director

/s/ David Bliss	/s/ William Pullano
David Bliss	William Pullano

/s/ Dominic Carbonari	/s/ W. Scott Yeomans
Dominic Carbonari	W. Scott Yeomans

/s/ James D. Clore
James D. Clore

/s/ Scott Dols
Scott Dols

/s/ Marc Greenberg
Marc Greenberg

/s/ William Leonard
/s/ Monica Leonard
William Leonard & Monica Leonard

[Signature Page to Assignment and Assumption Agreement]

Exhibit A

Secured Parties

1. Alpha Sherpa Capital Limited

2. Bigger Capital Fund, LP

3. Walleye Opportunities Master Fund Ltd

4. David Bliss

5. Dominic Carbonari

6. James Derrick Clore

7. District 2 Capital Fund LP

8. Scott Dols

9. Marc Greenberg

10. William Leonard & Monica Leonard

11. Orca Capital GMBH

12. William Pullano

13. W. Scott Yeomans

Exhibit B

Asset Purchase and Settlement Agreement

(attached)

Exhibit C

Aditxt SPA

(attached)